Page 19 of 38 Pages

                             SUBSCRIPTION AGREEMENT

          This Subscription Agreement (the "Agreement") is entered into as of the date set forth on the signature page hereof by and between Extended Stay America, Inc., a Delaware corporation (together with its successors and permitted assigns, "Issuer"), and the undersigned investor (together with its successors and permitted assigns, "Investor"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 9.1.

                                    RECITALS

          Subject to the terms and conditions of this Agreement, Investor desires to subscribe for and purchase, and Issuer desires to issue and sell to Investor, certain shares of Issuer's common stock, par value $.01 per share (the "Common Stock"). The Issuer is offering an aggregate of not more than thirteen million, five hundred thousand (13,500,000) shares of Common Stock in a private placement to the Investor and other investors at a purchase price of $17.625 per share and on the other terms and conditions contained in this Agreement.

                               TERMS OF AGREEMENT

          In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                    SUBSCRIPTION AND ISSUANCE OF COMMON STOCK

          1.1  Subscription  and Issuance of Common Stock.  Subject to the terms
               ------------------------------------------
and conditions of this Agreement, Issuer will issue and sell to Investor and Investor subscribes for and will purchase from Issuer the number of shares of Common Stock set forth on the signature page hereof (the "Shares") for the aggregate purchase price set forth on the signature page hereof, which shall be equal to the product of the number of Shares subscribed for by Investor times the per share purchase price specified in the above Recitals to this Agreement (the "Purchase Price").

          1.2 Legend.  Any certificate or certificates  representing  the Shares
              ------
shall bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT OR (2) AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN

                                                             Page 20 of 38 Pages


               EXEMPTION  FROM SUCH  REGISTRATION  IS  AVAILABLE.
               SUCH SHARES ALSO MAY NOT BE SOLD, TRANSFERRED,  OR
               OTHERWISE  DISPOSED OF EXCEPT IN  COMPLIANCE  WITH
               ANY APPLICABLE STATE SECURITIES LAWS.


                                   ARTICLE II
                                     CLOSING

          2.1 Closing. The closing of the transactions  contemplated herein (the
              -------
"Closing") shall take place on a date designated by Issuer, which date shall be on or before February 5, 1997 (unless such date is extended by Issuer, after consultation with Allen & Company Incorporated, to a date not later than February 28, 1997). The Closing shall take place at the offices of Allen & Company Incorporated, 711 Fifth Avenue, New York, New York 10022. To effect the Closing, unless the Investor and the Issuer otherwise agree (i) Investor shall pay the Purchase Price to Issuer, by wire transfer of immediately available funds to an account designated in writing by Issuer against delivery by Issuer to Investor of certificates for the Shares duly issued and registered in the name of Investor; and (ii) all other agreements and other documents referred to in this Agreement which are required for the Closing shall be executed and delivered (to the extent not done prior to the Closing).

          2.2 Termination. This Agreement may be terminated at any time prior to
              -----------
the Closing:

               (a) by mutual written consent of Issuer and Investor;

               (b) by Investor, upon a material breach of any material representation, warranty, covenant or agreement on the part of Issuer set forth in this Agreement, or if any material representation or warranty of Issuer shall have become untrue in any material respect, in either case such that the conditions in Section 8.1 would be incapable of being satisfied by the date of the Closing; and

               (c) by Issuer, upon a material breach of any material representation, warranty, covenant or agreement on the part of Investor set forth in this Agreement, or if any material representation or warranty of Investor shall have become untrue in any material respect, in either case such that the conditions in Section 8.2 would be incapable of being satisfied by the date of the Closing.

          2.3  Effect  of  Termination.  In the  event  of  termination  of this
               -----------------------
Agreement pursuant to Section 2.2, this Agreement shall forthwith become void, there shall be no liability on the part of Issuer or Investor to each other and all rights and obligations of any party hereto shall cease; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                                             Page 21 of 38 Pages


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

          As a material inducement to Investor entering into this Agreement and subscribing for the Shares, Issuer represents and warrants to Investor as follows:

          3.1  Corporate  Status.  The Issuer is a corporation  duly  organized,
               -----------------
validly existing and in good standing under the laws of the State of Delaware.

          3.2 Corporate Power and Authority.  The Issuer has the corporate power
              -----------------------------
and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. The Issuer has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

          3.3  Enforceability.   This  Agreement  has  been  duly  executed  and
               --------------
delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

          3.4 No  Violation.  The  execution  and delivery by the Issuer of this
              -------------
Agreement, the consummation of the transactions contemplated hereby, and the compliance by Issuer with the terms and provisions hereof (including, without limitation, the Issuer's issuance to Investor of the Shares as contemplated by and in accordance with this Agreement), will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate the Certificate of Incorporation or Bylaws of the Issuer or any material Contract to which the Issuer is a party (except to the extent such a default would not, in the case of a Contract, have a Material Adverse Effect on the Issuer), or any Requirement of Law applicable to the Issuer, or result in the creation or imposition of any material Lien upon any of the capital stock, properties or assets of the Issuer or any of its Subsidiaries (except where such Lien would not have a Material Adverse Effect on Issuer). No consents, filings, authorizations or other actions of any Governmental Authority are required for the Issuer's execution, delivery and performance of this Agreement. No consent, approval, waiver or other action by any Person under any Contract to which the Issuer is a party or by which the Issuer or any of its properties or assets are bound is required or necessary for the execution, delivery or performance by the Issuer of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents would not have a Material Adverse Effect on Issuer.

          3.5 Valid Issuance. Upon payment of the Purchase Price by Investor and
              --------------
delivery to Investor of the certificates for the Shares, such Shares will be validly issued, fully paid and non- assessable.

          3.6 SEC  Reports and Nasdaq  Compliance.  Since  January 1, 1996,  the
              -----------------------------------
Issuer has made all filings  required to be made by it under the Securities Act,

                                                             Page 22 of 38 Pages

the Exchange Act and the securities laws of any state, and any rules and regulations promulgated thereunder and pursuant to any Requirements of Law (the "SEC Reports"). The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Securities Act, the Exchange Act or other Requirements of Law. None of the SEC Reports, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made. Issuer has delivered or made accessible to Investor true, accurate and complete copies of the SEC Reports, as amended, which were filed with the SEC since January 1, 1996, and as in effect as of the date hereof. The Issuer has taken all necessary actions to ensure its continued inclusion in, and the continued eligibility of the Common Stock for trading on, The Nasdaq National Market under all currently effective and currently proposed inclusion requirements. Each balance sheet included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Issuer and its Subsidiaries as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations or other information therein of Issuer and its Subsidiaries for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except (i) for any pro forma financial information, (ii) that the interim reports are subject to adjustments which might be required as a result of year end audit, and (iii) as otherwise stated therein).

          3.7 Governing  Documents.  Issuer has  delivered or made  available to
              --------------------
Investor  true,  accurate  and  complete  copies  of  Issuer's   Certificate  of
Incorporation and Bylaws in effect as of the date hereof.

          3.8  Commissions.  In connection  with the purchase and sale of Shares
               -----------
hereunder, Issuer has agreed to pay Allen & Company Incorporated and/or its designated sub-agents a placement fee. Issuer has not incurred any other obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

          3.9 Use of  Proceeds.  The proceeds of the offering and sale of Common
              ----------------
Stock of the Issuer offered hereby, net of payment of placement fees and expenses, will be used by Issuer for general corporate purposes, including, but not limited to, financing possible acquisitions and the construction of extended stay lodging facilities.

          3.10 SEC Registration.  As of the date hereof and based upon the rules
               ----------------
and regulations of the SEC, Issuer meets all of the requirements for the use generally of a Form S-3 registration statement under the Securities Act.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

          As a material inducement to Issuer entering into this Agreement and issuing the Shares, Investor represents and warrants to the Issuer as follows:

          4.1 Power and Authority. The Investor, if other than a natural person,
              -------------------
is an entity duly  organized,  validly  existing and in good standing  under the

                                                             Page 23 of 38 Pages

laws of the state of its incorporation or organization. The Investor has the corporate, partnership or other power and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and consummate the transactions contemplated hereby. The Investor has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

          4.2 No  Violation.  The  execution  and  delivery  by Investor of this
              -------------
Agreement, the consummation of the transactions contemplated hereby, and the compliance by Investor with the terms and provisions hereof, will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate any charter or similar documents of Investor, if other than a natural person, or any Contract to which the Investor is a party or by which it or its properties or assets are bound, or violate any Requirement of Law applicable to Investor, other than such violations or defaults which, individually and in the aggregate, do not and will not have a Material Adverse Effect on the Investor. The Investor is familiar with Rule 10b-6 promulgated under the Exchange Act, a copy of which is attached hereto as Exhibit A, and is in full compliance with the provisions thereof with respect to the transactions contemplated hereby.

          4.3  Consents/Approvals.   No  consents,  filings,  authorizations  or
               ------------------
actions of any Governmental Authority are required for Investor's execution, delivery and performance of this Agreement. No consent, approval, waiver or other actions by any Person under any Contract to which Investor is a party or by which the Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by Investor of this Agreement and the consummation of the transactions contemplated hereby.

          4.4  Enforceability.   This  Agreement  has  been  duly  executed  and
               --------------
delivered by Investor and constitutes a legal, valid and binding obligation of Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and general equitable principles regardless of whether enforceability is considered in a proceeding at law or in equity.

          4.5 No  Distribution.  Investor is acquiring the Shares  hereunder for
              ----------------
its own account and with no present intention of distributing or selling such Shares and further agrees not to transfer such Shares in violation of the Securities Act or any applicable state securities law, and no one other than Investor has any beneficial interest in the Shares. Investor agrees that it will not sell or otherwise dispose of any of the Shares unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel, is exempt from registration or qualification under applicable state securities laws. Investor understands that the offer and sale by Issuer of the Shares being acquired by Investor hereunder has not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Issuer on such exemption from registration is predicated in part on these representations and warranties of Investor.

                                                             Page 24 of 38 Pages


Investor acknowledges that pursuant to Section 1.2 of this Agreement a restrictive legend consistent with the foregoing has been or will be placed on the certificates for the Shares.

          4.6 Accredited Investor.  Investor is an "accredited investor" as such
              -------------------
term is defined in Rule 501(a) of Regulation D under the Securities Act ( a copy of which is attached hereto as Exhibit B), and has such knowledge and experience
                               ---------
in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder.

          4.7 Adequate  Information.  Investor has received from Issuer, and has
              ---------------------
reviewed, such information which Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, including without limitation, the documents listed on Exhibit C. Investor acknowledges that the
                                     ---------
information set forth under the heading of "RISK FACTORS" in Exhibit D hereto is
                                                             ---------
specifically incorporated herein by reference and forms an integral part of this Agreement.

          4.8  Opportunity  to  Question.  Investor has had the  opportunity  to
               -------------------------
question, and has questioned, to the extent deemed necessary or appropriate, representatives of Issuer so as to receive answers and verify information obtained in Investor's examination of Issuer, including the information that Investor has received and reviewed as referenced in Section 4.7 hereof in relation to its investment in the Shares.

          4.9 No Other Representations.  No oral or written representations have
              ------------------------
been made to Investor in connection with Investor's acquisition of the Shares which were in any way inconsistent with the information reviewed by Investor. Investor acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Issuer, any of its Subsidiaries, any of their respective businesses, properties or the investment contemplated herein, other than the representations and warranties set forth in Article III hereof.

          4.10  Knowledge  and  Experience.  Investor  has  such  knowledge  and
                --------------------------
experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of new and speculative companies), so as to enable Investor to utilize the information referred to in
Section 4.7 hereof and any other information made available by Issuer in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

          4.11 Independent Decision. Investor is not relying on Issuer or on any
               --------------------
legal or other opinion in the materials reviewed by Investor with respect to the financial or tax considerations of Investor relating to its investment in the Shares. Investor has relied solely on the representations, warranties, covenants and agreements of Issuer in this Agreement (including the Exhibits hereto) and on Investor's examination and independent investigation in making its decision to acquire the Shares.

          4.12  Commissions.  Investor has not incurred any  obligation  for any
                -----------
finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

                                                             Page 25 of 38 Pages

                                    ARTICLE V
                                    COVENANTS

          5.1  Public  Announcements.  Investor  agrees  not to make any  public
               ---------------------
announcement or issue any press release or otherwise publicly disseminate any information about the subject matter of this Agreement. Issuer shall have the right to make such public announcements and shall control, in its sole and absolute discretion, the timing, form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement, and the method of their release, or publication thereof.

          5.2  Further  Assurances.  Each party shall  execute and deliver  such
               -------------------
additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby. Each of Investor and Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any Governmental Authority in connection with the consummation of the transactions contemplated hereby. Issuer and Investor each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of The Nasdaq National Market in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions. Except as may be specifically required hereunder, neither of the parties hereto or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such party would result in or produce a Material Adverse Effect on such party.

          5.3  Notification  of Certain  Matters.  Each party  hereto shall give
               ---------------------------------
prompt notice to the other party of the occurrence, or non-occurrence, of any event which would be likely to cause any representation or warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

                                   ARTICLE VI
                               REGISTRATION RIGHTS

          Investor shall have the following registration rights with respect to the Registrable Securities owned by it:

          6.1  Transfer  of  Registration   Rights.   Investor  may  assign  the
               -----------------------------------
registration rights with respect to the Shares to any party or parties to which it may from time to time transfer the Shares, provided that the transferee agrees in writing with Issuer to be bound by the applicable provisions of this Agreement regarding such registration rights and indemnification relating thereto. Upon assignment of any registration rights pursuant to this Section 6.1, Investor shall deliver to Issuer a notice of such assignment which includes the identity and address of any assignee and such other information reasonably requested by Issuer in connection with effecting any such registration (collectively, Investor and each such subsequent holder is referred to as a "Holder").

                                                             Page 26 of 38 Pages


        6.2 Required Registration. As promptly as practicable after the Closing,
            ---------------------
Issuer agrees to register all of the Shares pursuant to a registration statement on Form S-3, or, if Issuer is not then eligible to use Form S-3, such other form as may be appropriate (the "Shelf Registration"). Issuer shall maintain the effectiveness of the Shelf Registration until such time as Issuer reasonably determines based on an opinion of counsel that the Holders will be eligible to sell all of the Shares then owned by the Holders without the need for continued registration of the Shares in the three month period immediately following the termination of the effectiveness of the Shelf Registration. Issuer's obligations contained in this Section 6.2 shall terminate on the second anniversary of the date on which the Shares are issued hereunder. Notwithstanding the foregoing, Issuer may delay filing the Shelf Registration, and may withhold efforts to cause the Shelf Registration to become effective, if Issuer determines in good faith that such registration might (i) interfere with or affect the negotiation or completion of any transaction that is being contemplated by Issuer (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (ii) involve initial or continuing disclosure obligations that might not be in the best interest of Issuer's stockholders. If, after the Shelf Registration becomes effective, Issuer advises the Holders that Issuer considers it appropriate for the Shelf Registration to be amended, the Holders shall suspend any further sales of their registered shares until Issuer advises them that an amendment to the Shelf Registration has been declared effective.

          6.3 Registration Procedures.
              -----------------------

          (a) In case of each registration effected by the Issuer subject to this Article VI, the Issuer shall keep each Holder advised in writing as to the initiation of each such registration and as to the completion thereof. In addition, the Issuer shall at its own expense:

               (i) prepare and file with the SEC such amendments and supplements to such registration statement as may be necessary to keep such registration effective and comply with provisions of the Securities Act with respect to the disposition of all securities covered thereby during such period;

               (ii) update, correct, amend and supplement such registration as necessary;

               (iii) if an offering under the Shelf Registration is to be underwritten, in whole or in part, enter into a written agreement in form and substance reasonably satisfactory to the Issuer, the managing underwriter and the registering Holder;

               (iv) notify Holder when the Shelf Registration is declared effective by the SEC and furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as Holder may reasonably request from time to time;

               (v) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States as Holder may reasonably request to enable it to consummate the disposition in such jurisdiction of the Registrable Securities (provided that Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision, or (ii) consent to general service of process in any such jurisdiction);

                                                             Page 27 of 38 Pages

               (vi) notify Holder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statement therein not misleading, and at the request of Holder, Issuer will prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such shares, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (vii) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by Issuer are then listed or quoted and obtain all necessary approvals for trading thereon;

               (viii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement; and

               (ix) upon the sale of any Registrable Securities pursuant to such registration statement, remove all restrictive legends from all certificates or other instruments evidencing the Registrable Securities.

          (b)  Notwithstanding  anything  stated or implied to the  contrary  in
Section 6.3(a) above, the Issuer shall not be required to consent to any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

          (c) Except as required by law, all expenses incurred by the Issuer in complying with this Article VI, including but not limited to, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Issuer, blue sky fees and expenses (including fees and disbursements of counsel related to all blue sky matters) ("Registration Expenses") incurred in connection with any registration pursuant to this Article VI shall be borne by the Issuer. All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registration of Registrable Securities and the legal fees and other expenses of Holder shall be borne by Holder.

          6.4 Further Information.  If Registrable  Securities owned by a Holder
              -------------------
are included in any registration, such Holder shall furnish the Issuer such information regarding itself as the Issuer may reasonably request and as shall be required in connection with any registration referred to in this Agreement and Holder shall indemnify the Issuer with respect thereto in accordance with
Article VII hereof. Investor hereby represents and warrants to Issuer that it has accurately and completely provided the requested information and answered questions (a) through (d) on the signature pages of this Agreement, and Investor agrees and acknowledges that Issuer may rely on such information as being true and correct for purposes of preparing and filing the Shelf Registration at the time of filing thereof and at the time it is declared effective, unless Investor has notified Issuer in writing to the contrary prior to such time.

                                                             Page 28 of 38 Pages

                                   ARTICLE VII
                                 INDEMNIFICATION

          7.1 Indemnification Generally.  Issuer, on the one hand, and Investor,
              -------------------------
on the other hand, (each an "Indemnifying Party"), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies resulting from any breach of a representation, warranty or covenant by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

          7.2 Indemnification Relating to Registration Rights.
              -----------------------------------------------

          (a) With respect to any registration effected or to be effected pursuant to Article VI of this Agreement, the Issuer shall indemnify each Holder of Registrable Securities whose securities are included or are to be included therein, each of such Holder's directors and officers, each underwriter (as defined in the Securities Act) of the securities sold by such Holder (if any), and each Person who controls (within the meaning of the Securities Act) any such Holder or underwriter (a "Controlling Person") from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies of any such Holder or any such underwriter or Controlling Person caused by:

               (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus;

               (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

               (iii) any violation by the Issuer of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer, in each case, relating to any action or inaction required of the Issuer in connection with any such registration, and, subject to Section 7.3 below, will reimburse each such Person entitled to indemnity under this Section 7.2 for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by an authorized officer of such Holder or by or on behalf of such an underwriter specifically for use in such registration statement or prospectus.

                                                             Page 29 of 38 Pages

          (b) With respect to any registration effected or to be effected pursuant to this Agreement, each Holder of Registrable Securities whose securities are included or are to be included therein, shall indemnify the Issuer from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies of the Issuer caused by:

               (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus;

               (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

               (iii) any violation by such Holder of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer or such Holder or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer or such Holder, in each case, relating to any action or inaction required of such Holder in connection with any such registration, and, subject to Section 7.3 below, will reimburse the Issuer for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that the foregoing indemnity and reimbursement obligation
--------
shall only be applicable to the extent that any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by an authorized officer of the Holder specifically for use in such prospectus; provided, further, that the obligation
                                          --------  -------
of the Holder hereunder shall be limited to an amount equal to the proceeds to the Holder of Registrable Securities sold as contemplated hereunder.

          7.3    Indemnification    Procedures.    Each   Person   entitled   to
                 -----------------------------
indemnification under this Section (an "Indemnified Party") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section (an "Indemnifying Party") of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and after such assumption the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the

                                                             Page 30 of 38 Pages

Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

          8.1  Conditions  to the  Obligation  of Investor.  The  obligation  of
               -------------------------------------------
Investor to proceed with the Closing is subject to the following conditions, any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

               (a) Representations  and Warranties.  Each of the representations
                   -------------------------------
and warranties of Issuer contained in this Agreement shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and
(ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Material Adverse Effect on the Issuer. Allen and Company Incorporated shall have received a certificate of an executive officer of Issuer to such effect on behalf of Investor.

               (b) Agreement and  Covenants.  The Issuer shall have performed or
                   ------------------------
complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Allen and Company Incorporated shall have received a certificate of an executive officer of Issuer to such effect on behalf of Investor.

               (c) No  Order.  No  governmental  authority  or other  agency  or
                   ---------
commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

          8.2  Conditions  to the  Obligation of Issuer.  The  obligation of the
               ----------------------------------------
Issuer to proceed with the Closing is subject to the following conditions, any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

               (a) Representations  and Warranties.  Each of the representations
                   -------------------------------
and warranties of Investor contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Material Adverse Effect on the Investor. Unless the Issuer

                                                             Page 31 of 38 Pages

receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

               (b) Agreement and Covenants. The Investor shall have performed or
                   -----------------------
complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

               (c) No  Order.  No  governmental  authority  or other  agency  or
                   ---------
commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.


                                   ARTICLE IX
                                  MISCELLANEOUS

          9.1 Defined Terms.  As used herein the following  terms shall have the
              -------------
following meanings:

               "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

               "Certificate  of  Incorporation"   means  the  Issuer's  Restated
Certificate of Incorporation, as the same may be supplemented, amended or restated from time to time.

               "Closing" has the meaning in Section 2.1 of this Agreement.

               "Common Stock" has the meaning specified in the Recitals to this Agreement.

               "Contract" means any indenture, lease, sublease, loan agreement, mortgage, note, restriction, commitment, obligation or other contract, agreement or instrument.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

               "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Issuer"   means   Extended  Stay   America,   Inc.,  a  Delaware
corporation.

                                                             Page 32 of 38 Pages

               "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

               "Material Adverse Change (or Effect)" means a change (or effect), in the condition (financial or otherwise), properties, assets, liabilities, rights, obligations, operations, business or prospects, which change, individually or in the aggregate, is materially adverse to such condition, properties, assets, liabilities, rights, obligations, operations, business or prospects.

               "Person" means an individual, partnership, corporation, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

               "Purchase Price" has the meaning specified in Section 1.1 of this Agreement.

               "Register", "registered" and "registration" refer to a registration of the offering and sale of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

               "Registrable Common Stock" shall mean and include (a) the Common Stock of the Issuer, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Issuer, authorized on or after the date hereof, the holders of which shall have the right either to all or a share of the balance of current dividends and liquidating distributions after the preference of any preferred stock, or the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Issuer (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

               "Registrable   Securities"  means  all  Shares  of  Common  Stock
acquired by Investor pursuant to this Agreement and any other shares of Registrable Common Stock or other securities issued in respect of such Shares by way of a stock dividend or stock split or in connection with a combination or subdivision of Issuer's Common Stock or by way of a recapitalization, merger or consolidation or reorganization of Issuer; provided, however, that as to any particular securities, such securities will cease to be Registrable Securities when they have been sold (i) pursuant to a registration statement covering such securities or (ii) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, and the certificate or other evidence of ownership of such securities that is issued upon consummation of the transfer set forth in (i) or (ii) above does not bear the restrictive legend required pursuant to Section 1.2 of this Agreement and such securities may be resold without subsequent registration under the Securities Act.

               "Requirements  of Law" means as to any  Person,  the  articles of

                                                             Page 33 of 38 Pages

incorporation, by-laws or other organizational or governing documents of such person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

               "SEC" means the Securities and Exchange Commission.

               "SEC Reports" has the meaning specified in Section 3.6 of this Agreement.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Shares" has the meaning specified in Section 1.1 of this Agreement.

               "Subsidiary" means as to any Person, a corporation of which more than 50% of the outstanding capital stock having full voting power is at the time directly or indirectly owned or controlled by such Person.

          9.2 Other Definitional Provisions.
              -----------------------------

               (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

               (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

               (c) All accounting terms shall have a meaning determined in accordance with GAAP.

               (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

               (e) The words "hereof", and "hereunder", and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any Exhibits hereto) and not to any particular provision of this Agreement.

          9.3  Notices.  All  notices,  requests,  demands,  claims,  and  other
               -------
communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

               (a) if to Issuer to:

                   Extended Stay America, Inc.

                                                             Page 34 of 38 Pages


                   450 East Las Olas Blvd., Suite 1100
                   Ft. Lauderdale, Florida  33301
                   Attention:  Robert A. Brannon, Secretary
                   Facsimile:  (954) 713-1650

                   with a copy to:

                   Bell, Boyd & Lloyd
                   Three First National Plaza
                   Suite 3300
                   Chicago, Illinois 60602
                   Attention:  D. Mark McMillan, Esq.
                   Facsimile:  (312) 372-2098

               (b) if to Investor to the address set forth next to its name on the signature page hereto.

                   with a copy to:

                   Werbel & Carnelutti
                   711 Fifth Avenue - 5th Floor
                   New York, New York  10022-3194
                   Attention:  Guy N. Molinari, Esq.
                   Telecopy:  (212) 832-3353

                                                             Page 35 of 38 Pages


          9.4 Remedies.
              --------

               (a) Each of the Investor and Issuer acknowledge that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of such party in this Agreement was not performed in accordance with its terms, and it is therefore agreed that each of Investor and Issuer in addition to and without limiting any other remedy or right such party may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each of Investor and Issuer hereby waive any and all defenses such party may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

               (b) All rights, powers and remedies under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          9.5 Entire Agreement.  This Agreement (including the Exhibits attached
              ----------------
hereto) and other documents delivered at the Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

          9.6 Expenses;  Taxes.  Except as otherwise provided in this Agreement,
              ----------------
the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of Investor) arising out of the issuance of the Shares by Issuer to Investor and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer.

          9.7 Amendment;  Waiver.  This Agreement may not be modified,  amended,
              ------------------
supplemented, canceled or discharged, except by written instrument executed by both parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

          9.8 Binding  Effect;  Assignment.  The rights and  obligations of this
              ----------------------------
Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of this Agreement may not be assigned by any party without the prior written consent of the other party.

                                                             Page 36 of 38 Pages


          9.9  Counterparts.  This  Agreement  may be  executed in any number of
               ------------
counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

          9.10  Headings.  The  headings  contained  in this  Agreement  are for
                --------
convenience of reference only and are not be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

          9.11 Governing Law; Interpretation.  This Agreement shall be construed
               -----------------------------
in accordance with and governed for all purposes by the laws of the State of Delaware applicable to contracts executed and to be wholly performed within such State.

          9.12 Severability. The parties stipulate that the terms and provisions
               ------------
of this Agreement are fair and reasonable as of the date of this Agreement. However, if any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because it is excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it so as to be enforceable.

          9.13  Limitation of Trustee,  Officer and Shareholder  Liability.  The
                ----------------------------------------------------------
following shall apply to the undersigned only if the Investor is a series of a Massachusetts business trust (the "Trust"). The Issuer hereby acknowledges that this Agreement and any agreements, documents, and instruments executed in connection herewith (collectively, the "Documents") relate solely to the undersigned and not to any other series of the Trust. The Issuer hereby agrees that, in seeking to enforce any of its rights under any of the Documents, it will look solely to the undersigned, and not to any other series of the Trust, and that all such other series shall have no liabilities or obligations under the Documents. Additionally, notice is hereby given that the Documents are
executed  on  behalf  of  the   trustees  of  the  Trust  as  trustees  and  not
individually, and that the obligations set forth in the Documents are not binding upon any of the trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the undersigned Trust.

              [SIGNATURES AND OTHER INFORMATION ON NEXT TWO PAGES]

                                                             Page 37 of 38 Pages


          IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date set forth below.

NAME OF INVESTOR:                            ADDRESS FOR NOTICES (Please Print):


------------------------------------         ----------------------------------
                                             ----------------------------------
SIGNATURE:                                   ----------------------------------
                                             Attention:
                                                       ------------------------
By:                                          Telecopy:
   ----------------------------------                  ------------------------
Printed Name:
Title:                                       Tax Identification #:
                                                                  -------------


Exact Name to appear on Stock Certificate:
                                           ------------------------------------

Number of Shares Subscribed For:
                                             ---------------------

Aggregate Purchase Price (see Section 1.1):  $
                                              --------------------

Investor hereby provides the following additional information:

               (a) Excluding the shares of Common Stock subscribed for above, set forth below is the number of shares of Common Stock and options ("Options") and warrants ("Warrants" and, together with Common Stock and Options, "Securities") which Investor beneficially owns or of which Investor is the
                                ------------------
record owner on the date hereof.  Please refer to the  definition  of beneficial
                                                                      ----------
ownership on Exhibit E attached hereto. If none, please so state.
---------    ---------

Number of Shares:                    (excluding the Shares subscribed for above)
                    ----------------

Number of Options:
                    ----------------

Number of Warrants:

                    ----------------

Please  indicate by an  asterisk  (*) above if  Investor  disclaims  "beneficial
                                                                      ----------
ownership"  of any of the above listed  Securities,  and indicate in response to
---------
question (b) below who has beneficial ownership.

               (b) If Investor disclaims "beneficial ownership" in question (a),
                                          --------------------
please furnish the following information with respect to the person(s) other than Investor who is the beneficial owner(s) of the Securities in question. If not applicable, please check box:

               Name of Beneficial Owner:
                                        ------------------------------------
               Relationship to Investor:
                                        ------------------------------------
               Number of Securities Beneficially Owned:
                                                       ---------------------

                                                             Page 38 of 38 Pages


                                NAME OF INVESTOR:
                                                 ------------------------------

               (c) Are any of the Securities listed in response to question (a) the subject of a voting agreement, contract, or other arrangement whereby others have voting control over, or any other interest in, any of Investor's Securities?

                                               Yes [  ]         No [  ]

If the answer is "Yes", please give details:
                                             ----------------------------------

               (d) Please describe each position, office or other material relationship which Investor has had with the Issuer or any of its affiliates, including any Subsidiary of Issuer, within the past three years. Please include a description of any loans or other indebtedness, and any contracts or other arrangements or transactions involving a material amount, payable by Investor to the Issuer or any of its affiliates, including its Subsidiaries, or by the Issuer or any of its affiliates, including its Subsidiaries, to Investor. "Affiliates" of the Issuer include its directors and executive officers, and any other person controlling or controlled by the Issuer. If none, please so state.

Answer:



               (e) Please provide the name and address of other person(s), if any, to whom any proxy statements, registration statements (including notice of effectiveness thereof), prospectuses or similar documents and information should be delivered by Issuer on behalf of the Investor in the future, with respect to the Investor's shares:


------------------------------------     --------------------------------------
------------------------------------     --------------------------------------
------------------------------------     --------------------------------------
------------------------------------     --------------------------------------

               (f)  Please   advise  of  special  stock   certificate   delivery
requirements for closing, if any:
_______________________________________________________________________________
_______________________________________________________________________________

ACCEPTED:      EXTENDED STAY AMERICA, INC.


               By:                                 Dated:  February ____, 1997
                  --------------------------
                  Robert A. Brannon,
                  Senior Vice President